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                                                                  Exhibit 23.2

                             ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 3, 1997 relating to the financial statements of PharmaGenics, Inc. included in Genzyme Corporation's report on Form 8-K dated June 18, 1997.



                                              /s/ Arthur Andersen LLP
                                              ------------------------------
                                              ARTHUR ANDERSEN LLP



Roseland, New Jersey
August 29, 1997